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                                                                    EXHIBIT 10.6

                         PEQUOT SUBORDINATION AGREEMENT

              This PEQUOT SUBORDINATION AGREEMENT (this "Agreement"), dated as of April 20, 2001, is entered into by and between PEQUOT PRIVATE EQUITY FUND II, L.P., a Delaware limited partnership ("Subordinated Lender"), and FOOTHILL CAPITAL CORPORATION, a California corporation ("Senior Lender"), with reference to the following facts:

       A. Senior Lender and Obligors have entered into the Senior Loan Documents pursuant to which Senior Lender has agreed to make certain financial accommodations to Borrowers and UK Borrower.

       B. Subordinated Lender, Borrowers, and Canadian Obligors have entered into the Subordinated Debt Documents, pursuant to which Subordinated Lender has agreed to make certain financial accommodations to Parent.

       C. The obligations of Obligors under the Senior Loan Documents and the other Senior Indebtedness owing by Obligors to Senior Lender are secured by security interests in and liens upon the Collateral.

       D. The obligations of Borrowers and Canadian Obligors under the Subordinated Debt Documents and the other Subordinated Indebtedness owing by Borrowers and Canadian Obligors to Subordinated Lender are secured by a security interest in all or a portion of the Collateral.

       E. Subordinated Lender has agreed to the subordination of the Subordinated Indebtedness to the Senior Indebtedness, upon the terms and subject to the conditions set forth in this Agreement.

       F. Senior Lender and Subordinated Lender wish to enter into this Agreement to clarify their respective rights and priorities in the Collateral.

              NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the parties hereto, the parties hereby agree as follows:

       1. Definitions.

              a. As used in this Agreement, the following terms shall have the following meanings:

              "Agreement" shall have the meaning ascribed thereto in the preamble to this Agreement.

              "Blockage Period" means a Non-Payment Blockage Period or a Payment Blockage Period.

              "Borrowers" shall have the meaning ascribed thereto in the Loan Agreement.


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              "Canadian Obligors" shall have the meaning ascribed thereto in the
Loan Agreement.

              "Collateral" means all tangible and intangible property of Obligors, whether real or personal, including without limitation Obligors' accounts, general intangibles, documents, chattel paper, instruments, investment property, money, deposit accounts, securities, machinery, equipment, furnishings, fixtures, inventory, and all products and proceeds of any of the foregoing.

              "Default" shall mean, individually and collectively, "Default" as defined in the Loan Agreement and "Default" as defined in the UK Loan Agreement.

              "Event of Default" shall mean, individually and collectively, "Event of Default" as defined in the Loan Agreement and "Event of Default" as defined in the UK Loan Agreement.

              "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code, or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

              "Loan Agreement" means that certain Loan and Security Agreement, dated as of November 16, 2000, among Borrowers and Senior Lender.

              "Non-Payment Blockage Period" means, with respect to any Non-Payment Default Event, the period from and including the date of receipt by Subordinated Lender of a Non-Payment Default Notice relating thereto until the first to occur of (a) the 270th day after receipt of such Non-Payment Default Notice; provided, however, that if, on or before such date (i) the Senior Indebtedness is accelerated and (ii) Senior Lender has commenced and diligently and in good faith is pursuing a judicial proceeding to collect the Senior Indebtedness or diligently and in good faith is pursuing non-judicial remedies to effect the foreclosure and sale of the Collateral securing the Senior Indebtedness, then such period shall continue unless and until Senior Lender rescinds such acceleration in writing or fails diligently to pursue such judicial or non-judicial remedies, (b) the date on which Senior Lender shall have expressly waived or acknowledged the cure of such Non-Payment Default Event, in each case, in writing, or (c) the date on which Senior Lender shall have expressly and irrevocably waived the application of Section 4.a and 4.b in writing.

              "Non-Payment Default Event" has the meaning specified in Section 4.b.

              "Non-Payment Default Notice" means a written notice from or on behalf of Senior Lender to Subordinated Lender of the existence of a Non-Payment Default Event and specifically designating such notice as a "Non-Payment Default Notice."

              "Obligors" means, individually and collectively, Borrowers, UK Borrower, Canadian Obligors, and UK Holding Company.

              "Parent" means FutureLink Corp., a Delaware corporation.


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              "Payment Blockage Period" means, with respect to any Payment
Default Event, the period from and including the date of receipt by Subordinated Lender of a Payment Default Notice relating thereto until the first to occur of
(a) the date on which Senior Lender shall have expressly waived or acknowledged the cure of such Payment Default Event, in each case in writing, or (b) the date on which Senior Lender shall expressly and irrevocably waive the application of
Section 4.a and 4.b in writing.

              "Payment Default Event" has the meaning specified in Section 4.a.

              "Payment Default Notice" means a written notice from or on behalf of Senior Lender of the existence of a Payment Default and specifically designating such notice as a "Payment Default Notice."

              "Permitted Subordinated Debt Payments" has the meaning specified in Section 3.a.

              "Scheduled Payment" has the meaning specified in Section 4.a.

              "Scheduled Payment Date" has the meaning specified in Section 4.a.

              "Senior Indebtedness" means all payment obligations (whether now outstanding or hereafter incurred) of any Obligor in respect of (a) principal (including reimbursement obligations in respect of letters of credit) under the Loan Agreement, the UK Loan Agreement, or other Senior Loan Documents (or any refinancing agreement entered into with respect to such agreements or documents), (b) interest and premium, if any, on the outstanding Indebtedness referred to in clause (a) above, (c) all fees (including commitment and letter of credit fees) payable pursuant to the Loan Agreement and the UK Loan Agreement (or a refinancing agreement entered into with respect to such agreements), (d) all other payment obligations (including costs, expenses, or otherwise) of any Obligor to Senior Lender under or arising pursuant to the Loan Agreement, the UK Loan Agreement, or other Senior Loan Documents (or to third Persons under provisions of a refinancing agreement entered into with respect thereto), including all costs and expenses incurred by Senior Lender in connection with its enforcement of any rights or remedies under the Senior Loan Documents, including, by way of example, reasonable attorneys fees, court costs, appraisal and consulting fees, auctioneer fees, rent, storage, insurance premiums, and like items, and irrespective of whether allowable as a claim against any Obligor in any Insolvency Proceeding, and (e) post-petition interest on the Indebtedness referred to in clauses (a) through (d) above, at the rate provided for in the instrument or agreements evidencing such Indebtedness, accruing subsequent to the commencement of an Insolvency Proceeding (whether or not such interest is allowed as a claim in such Insolvency Proceeding).

              "Senior Loan Documents" means the Loan Agreement and the other Loan Documents (as such term is defined in the Loan Agreement), the UK Loan Agreement and other UK Loan Documents (as such term is defined in the Loan Agreement), or any refinancing agreements entered into with respect to such agreements and documents.


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              "Subordinated Debt Documents" means the Subordinated Note, the
Subordinated Security Agreement, the Subordinated Guaranty and each other document or agreement entered into or delivered in connection therewith.

              "Subordinated Guaranty" means that certain Subsidiary Guaranty, dated as of April 20, 2001, executed by Borrowers (other than Parent) and Canadian Obligors in favor of Subordinated Lender.

              "Subordinated Indebtedness" shall mean, collectively, all indebtedness and other obligations of Borrowers and Canadian Obligors to Subordinated Lender under the Subordinated Debt Documents and of any Obligor to Subordinated Lender under any other document, instrument, or agreement, whether the sums represent principal, interest, dividends, costs, attorneys fees, charges, or other obligations due or not due, whether incurred directly or indirectly and whether absolute or contingent, including, without limitation, any claim for breach of representation or warranty or any right of rescission, provided, however, that Subordinated Indebtedness shall not include unsecured obligations of Parent to Subordinated Lender under that certain Securities Purchase Agreement by and among Parent, Subordinated Lender, and certain other investors, dated as of October 15, 1999, and that certain Securities Purchase Agreement by and among Parent, Subordinated Lender, and Pequot Endowment Fund, L.P., dated as of April 28, 2000.

              "Subordinated Note" means that certain Secured Subordinated Convertible Promissory Note, dated as of April 20, 2001, and executed by Parent in favor of Subordinated Lender in the original principal amount of $5,000,000.

              "Subordinated Security Agreement" means that certain Security Agreement, dated as of April 20, 2001, between, on the one hand, Subordinated Lender and, on the other hand, Borrowers and Canadian Obligors.

              "UK Borrower" shall have the meaning ascribed thereto in the Loan Agreement.

              "UK Holding Company" shall have the meaning ascribed thereto in the Loan Agreement.

              "UK Loan Agreement" means that certain loan agreement, dated as of December 14, 2000, between Lender and UK Borrower.

              b. Terms defined in the Loan Agreement and the UK Loan Agreement. Unless otherwise defined in this Agreement, any and all initially capitalized terms set forth in this Agreement shall have the meaning ascribed thereto in the Loan Agreement and the UK Loan Agreement. In the event of a direct conflict between the terms and provisions of this Loan Agreement and the UK Loan Agreement, it is the intention of the parties hereto that such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict between the Loan Agreement and the UK Loan Agreement that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion in the UK Loan Agreement of additional obligations on the part of Obligors and supplemental interests, rights,


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and remedies in favor of Senior Lender (whether under federal law or applicable
California law) in respect of the Collateral, shall not be deemed a conflict in the Loan Agreement.

       2. Subordination and Standby.

              a. Indebtedness. Except as set forth in Section 3.a of this Agreement, unless and until all Senior Indebtedness has been fully paid and satisfied in cash and the commitments to advance Senior Indebtedness have been terminated, Subordinated Lender shall not accept or receive, by payment, setoff, or in any other manner, from any Obligor the whole or any part of any sums which may now or hereafter be owing to Subordinated Lender on account of the Subordinated Indebtedness;

              b. Liens and Security Interests. Any and all of Subordinated Lender's liens and security interests against any Collateral securing the Subordinated Indebtedness, whether now existing or hereafter granted or arising, shall in each case be subordinate to the rights, liens, and interests in the Collateral held by Senior Lender to secure the Senior Indebtedness. Except as set forth in Section 3.a, unless and until all of the Senior Indebtedness has been fully paid and satisfied in cash and the commitments to advance Senior Indebtedness have been terminated:

              (1) Subordinated Lender shall not commence, prosecute, or participate in any lawsuit, action, or proceeding, whether private, judicial, equitable, administrative or otherwise (including, without limitation, any bankruptcy case against any Obligor or any Obligor's assets), provided that, as more fully set forth in Section 5 hereof, Subordinated Lender may file a proof of claim in a bankruptcy or insolvency proceeding involving any Borrower or Canadian Obligor, which proof of claim shall indicate Subordinated Lender's subordination hereunder;

              (2) Subordinated Lender shall not demand or accept any payment on the Subordinated Indebtedness; or

              (3) Subordinated Lender shall have no right either to (a) possess any assets of any Obligor, or (b) enforce any liens or security interests in, foreclose, levy, or execute upon, or collect or attach any Obligor's assets, whether by private or judicial action or otherwise.

       3. Permitted Payments.

              a. Permitted Payments. Subject to the conditions set forth herein, Parent may pay to Subordinated Lender, and Subordinated Lender may accept and receive the following payments on account of the Subordinated Indebtedness: (i) regularly scheduled payments of interest in accordance with the terms of the Subordinated Debt Documents, (ii) so long as Parent receives cash in an amount not less than $10,000,000 from the sale of capital stock on terms satisfactory to Senior Lender in its sole discretion, payment of principal in accordance with the terms of the Subordinated Note, and (iii) payment of Subordinated Lender's attorneys' fees in an amount not to exceed $60,000 (collectively, the "Permitted Subordinated Debt Payments"); provided, however, that no payment on the Subordinated Indebtedness may be made, accepted, or received during any Blockage Period instituted pursuant to Section 4 of this Agreement.


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              b. Prepayment or Acceleration of Subordinated Indebtedness.
Subordinated Lender agrees that any payment or prepayment of the principal of the Subordinated Indebtedness or any payments resulting from either the breach of any covenant or representation or warranty contained in any Subordinated Debt Document or any payment or prepayment as a result of the acceleration of any amounts due under any Subordinated Debt Document shall not be Permitted Subordinated Debt Payments for the purpose of this Agreement.

       4. Blockage Periods.

              a. If (i) any Obligor shall default in the payment of any Senior Indebtedness (whether principal, interest, or other amount) when the same becomes due and payable, whether at maturity or at a date fixed for scheduled payment or by declaration or acceleration or otherwise (a "Payment Default Event"), and (ii) the Subordinated Lender shall have received a Payment Default Notice, then no Obligor shall make, and Subordinated Lender shall not accept or receive, any direct or indirect payment or distribution of any kind or character (whether in cash, securities, assets, by set-off, or otherwise), on account of the Subordinated Indebtedness during the Payment Blockage Period applicable to such Payment Default Event; provided, however, that in the case of any payment on or in respect of any Subordinated Indebtedness that would (in the absence of any such Payment Default Notice) have been due and payable on any date (a "Scheduled Payment Date") during such Payment Blockage Period, the provisions of this Section 4.a shall not prevent the making of such payment (a "Scheduled Payment") on or after the date immediately following the termination of such Payment Blockage Period. The foregoing provisions of this subsection to the contrary notwithstanding, the failure by Parent to make a Scheduled Payment on a Scheduled Payment Date during a Payment Blockage Period shall constitute a default to the extent provided under the Subordinated Debt Documents; provided, however, that if Parent makes such Scheduled Payment within 5 Business Days following the termination of such Payment Blockage Period at a time when such Scheduled Payment is otherwise permitted to be made hereunder, such default shall be deemed to have been cured.

              In the event that, notwithstanding the foregoing, any Obligor shall make any payment to Subordinated Lender prohibited by the foregoing provisions of this Section 4.a, then and in such event such payment shall be segregated by Subordinated Lender and held in trust for the benefit of and immediately shall be paid over to Senior Lender (in the same form received, with all necessary endorsements) for application against the Senior Indebtedness remaining unpaid until the Senior Indebtedness is paid in full.

              b. Except under circumstances when the terms of Section 4.a or
Section 5 are applicable, if (i) a Default or Event of Default (other than a Payment Default Event) shall have occurred and be continuing under the Senior Loan Documents (a "Non-Payment Default Event"), and (ii) Subordinated Lender shall have received a Non-Payment Default Notice, then no Obligor shall make, and Subordinated Lender shall not accept or receive, any direct or indirect payment or distribution of any kind or character (whether in cash, Assets, securities, by set-off, or otherwise) on account of the Subordinated Indebtedness during the Non-Payment Blockage Period applicable to such Non-Payment Default Event; provided, however, that in the case of any Scheduled Payment on or in respect of any Subordinated Obligation that would (in the absence of any such Non-Payment Default Notice) have been due and payable on any


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Scheduled Payment Date during such Non-Payment Blockage Period, the provisions of this Section 4.b shall not prevent the making of such Scheduled Payment on or after the date immediately following the termination of such Non-Payment Blockage Period. The foregoing provisions of this Section 4.b to the contrary notwithstanding, (a) the failure by Parent to make a Scheduled Payment on a Scheduled Payment Date during a Non-Payment Blockage Period shall constitute a default to the extent provided under the Subordinated Debt Documents, provided, however, that if Parent makes such Scheduled Payment within 5 Business Days following the termination of such Non-Payment Blockage Period at a time when such Scheduled Payment is otherwise permitted to be made hereunder, such default shall be deemed to have been cured, and (b) the aggregate number of days that Subordinated Lender shall be subject to one or more Non-Payment Blockage Periods shall not exceed 270 days in any 360 consecutive day period; provided, however, that if the Senior Indebtedness is accelerated and Senior Lender has commenced and diligently and in good faith is pursuing a judicial proceeding to collect the Senior Indebtedness or diligently and in good faith is pursuing non-judicial remedies to effect the foreclosure and sale of the Collateral securing the Senior Indebtedness, then any applicable Non-Payment Blockage Period shall continue until Senior Lender rescinds such acceleration in writing or fails diligently to pursue such judicial or non-judicial remedies.

              In the event that, notwithstanding the foregoing, any Obligor shall make any payment to Subordinated Lender prohibited by the foregoing provisions of this Section 4.b, then and in such event such payment shall be segregated by Subordinated Lender and held in trust for the benefit of and immediately shall be paid over to Senior Lender (in the same form received, with all necessary endorsements) for application against the Senior Indebtedness remaining unpaid until the Senior Indebtedness is paid in full.

       5. Insolvency Proceeding.

              a. In the event of (i) any Insolvency Proceedings relative to any Obligor, (ii) any proceedings for voluntary liquidation, dissolution, or other winding up of any Obligor, whether involving any Insolvency Proceedings, or
(iii) any arrangement, adjustment, composition or relief of any Obligor or such Obligor's debts or any marshaling of the assets of any Obligor, then, in each case, (A) all Senior Indebtedness shall first be paid in full in cash before any payment is made by or on behalf of Parent, the other Borrowers, or the Canadian Obligors on the Subordinated Indebtedness; (B) any payment or distribution of any kind or character (whether in cash, securities, assets, by set-off, or otherwise) to which Subordinated Lender would be entitled but for the provisions of this Section 5.a (including, without limitation, any payment or distribution which may be payable or deliverable to Subordinated Lender by reason of the payment of any other Indebtedness of such Obligor or its Subsidiaries being subordinated to payment of the Subordinated Indebtedness) shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver, a liquidating trustee, or otherwise, directly to Senior Lender to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid. In the event that, in the circumstances contemplated by this Section 5.a, and notwithstanding the foregoing provisions of this Section 5.a, Subordinated Lender shall have received any payment or distribution of any kind or character (whether in cash, securities, assets, by setoff, or otherwise) that it is not entitled to receive by the foregoing provisions, before all Senior Indebtedness is paid in full, then and in such event such payment or distribution shall be segregated and held in trust for the benefit of


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and immediately shall be paid over to Senior Lender for application against the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full.

              b. If Subordinated Lender does not file a proper claim or proof of debt or other document or amendment thereof in the form required in any proceeding under the Bankruptcy Code prior to 30 days before the expiration of time to file such claim or other document or amendment thereof, then Senior Lender shall have the right (but not the obligation) in such proceeding, and hereby irrevocably is appointed lawful attorney of Subordinated Lender for the purpose of enabling Senior Lender to demand, sue for, collect, receive and give receipt for the payments and distributions in respect of the Subordinated Indebtedness that are made in such proceeding and that are required to be paid or delivered to Senior Lender as provided in Section 5.a, and to file and prove all claims therefor and to execute and deliver all documents in such proceeding in the name of Subordinated Lender or otherwise in respect of such claims, as Senior Lender reasonably may determine to be necessary or appropriate.

       6. Modifications of Indebtedness.

              a. Senior Indebtedness. Nothing contained in this Agreement shall preclude Senior Lender from discontinuing the extension of credit to Borrowers or UK Borrower (whether under the Loan Agreement, the UK Loan Agreement, or otherwise) or from taking (without notice to Subordinated Lender, any Obligor, or any other person) any other action in respect of the Senior Indebtedness or the Collateral which Senior Lender is otherwise entitled to take with respect to the Senior Indebtedness or the Collateral. Senior Lender shall have the right, without notice to or consent from Subordinated Lender, to amend, supplement or modify the Senior Indebtedness, in any manner whatsoever, including, without limitation, any renewals, extensions or shortening of time of payments (even if such shortening causes any Senior Indebtedness to be due on demand or otherwise), any revision of any amortization schedule with respect thereto, and any increase in the amount of the Senior Indebtedness, and Subordinated Lender consents and agrees to any such amendment, supplement or modification. Subordinated Lender waives notice of any such amendment, supplement, or modification, and agrees that no such amendment, supplement, or modification shall affect, release, or impair the subordinations contained herein.

              b. Subordinated Indebtedness. Subordinated Lender understands and agrees that none of the Subordinated Debt Documents or any other document, instrument or agreement evidencing all or any part of the Subordinated Indebtedness may be modified or amended without the prior written consent of Senior Lender.

       7. Subordinated Indebtedness Owed Only to Subordinated Lender. Subordinated Lender warrants and represents that Subordinated Lender has not previously assigned any interest in the Subordinated Indebtedness, that no other party owns an interest in any of the Subordinated Indebtedness (whether as joint holders, participants, or otherwise), and that the entire Subordinated Indebtedness is owing only to Subordinated Lender.

       8. Payments Received by Subordinated Lender. Except as permitted in
Section 3.a hereof, if any payment, distribution, Collateral, or proceeds thereof is received by Subordinated Lender from any Obligor with respect to the Subordinated Indebtedness prior to the satisfaction


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in full of all the Senior Indebtedness in cash and the termination of the commitments to advance Senior Indebtedness, Subordinated Lender shall receive and hold the same in trust as trustee for the benefit of Senior Lender and shall forthwith deliver such payment, distribution, or proceeds to Senior Lender in precisely the form received (except for the endorsement or assignment by Subordinated Lender where necessary), for application on any of the Senior Indebtedness, due or not due. In the event of the failure of Subordinated Lender to make any such endorsement or assignment to Senior Lender, Senior Lender and any of its officers or agents are hereby irrevocably authorized to make such endorsement or assignment.

       9. Postpetition Financing, Liens. In the event of any bankruptcy case against any Obligor or any of the assets of any Obligor, Subordinated Lender hereby expressly consents to the granting by such Obligor to Senior Lender of senior liens and priorities in connection with any post-petition financing of such Obligor by Senior Lender.

       10. Sale of Assets. In the event of a sale of some or all of the assets of any Obligor that is permitted by Senior Lender, Subordinated Lender agrees to release its security interest in such assets, or any of them, upon the request of Senior Lender and agrees that it will not object to same.

       11. Instrument Legends. The face of each of the Subordinated Debt Documents and any other instrument evidencing the Subordinated Indebtedness or any portion thereof or any security therefor shall be inscribed with a legend conspicuously indicating that payment thereon or performance thereof is subordinated to the claims of Senior Lender pursuant to the terms of this Agreement, and copies thereof shall be delivered to Senior Lender. Any instrument evidencing any of the Subordinated Indebtedness or any portion thereof which is hereafter executed will, on the date thereof, be inscribed with the aforesaid legend, and copies thereof will be delivered to Senior Lender on the date of its execution or within five (5) business days thereafter.

       12. Additional Remedies. If Subordinated Lender violates any of the terms of this Agreement, in addition to any remedies in law, equity, or otherwise, Senior Lender may restrain such violation in any court of law and may interpose this Agreement as a defense in any action by Subordinated Lender.

       13.Subordinated Lender's Waivers. Subordinated Lender expressly waives all notice of the acceptance by Senior Lender of the subordination and other provisions of this Agreement and agrees that Senior Lender has made no warranties or representations with respect to the legality, validity, enforceability, collectability or perfection of the Senior Indebtedness or any liens or security interests held in connection therewith.

              Subordinated Lender agrees that Senior Lender shall be entitled to manage and supervise its loans in accordance with applicable law without regard to the existence of any rights that Subordinated Lender may now or hereafter have in or to any assets of any Obligor. Senior Lender shall have no liability to Subordinated Lender as a result of any and all lawful actions which Senior Lender takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of its liens or security interests, actions with respect to the occurrence of a Default or Event of Default, actions with respect to the foreclosure


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upon, sale, release or failure to realize upon, any of its Collateral, and actions with respect to the collection of any claim for all or any part of the Senior Indebtedness from any account debtor or any other party), regardless of whether any such actions or omissions may affect Senior Lender's rights to deficiency or Subordinated Lender's rights of subrogation or reimbursement.

              Senior Lender may, from time to time, enter into agreements and settlements with Obligors as it may determine, including, without limitation, any substitution of Collateral, any release of any lien or security interest and any release of Obligors. Subordinated Lender waives any and all rights it may have to require Senior Lender to marshal assets, to exercise rights or remedies in a particular manner, or to forbear from exercising such rights and remedies in any particular manner or order.

       14. Waivers. No waiver shall be deemed to be made by Senior Lender or Subordinated Lender of any of their respective rights hereunder unless it is in writing signed by the waiving party. Each such waiver shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the waiving party or the obligations of the other party to the waiving party in any other respect at any other time.

       15. Information Concerning Financial Condition. Subordinated Lender hereby assumes responsibility for keeping itself informed of the financial condition of Obligors and of all other circumstances bearing upon the risk of nonpayment of the Subordinated Indebtedness, and agrees that Senior Lender shall have no duty to advise Subordinated Lender of information known to Senior Lender regarding such condition or any such circumstances. In the event Senior Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to Subordinated Lender, Senior Lender shall be under no obligation (i) to provide any such information to Subordinated Lender on any subsequent occasion, (ii) to undertake any investigation, or (iii) to disclose any information which, pursuant to its commercial finance practices, Senior Lender wishes to maintain confidential.

       16. Third Party Beneficiaries. This Agreement is solely for the benefit of Senior Lender, Subordinated Lender, and their respective successors and assigns, and neither any Obligor nor any other persons or entities are intended to be third party beneficiaries hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Agreement. Senior Lender and Subordinated Lender shall have the right to modify or terminate this Agreement at any time without notice to or approval of any Obligor or any other person or persons.

              Nothing in this Agreement is intended to or shall impair, as between Parent and Subordinated Lender, the obligation of Parent, which is absolute and unconditional, to pay its obligations with respect to the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or affect the relative rights of Subordinated Lender and creditors of Obligors other than Senior Lender.

       17. Subrogation. After the repayment in full in cash of the Senior Indebtedness and the termination of the commitments to advance Senior Indebtedness, and prior to repayment in full of the Subordinated Indebtedness, the Subordinated Lender shall be subrogated to the rights of Senior Lender to the extent that distributions otherwise payable to the Subordinated Lender


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have been applied to the payment of the Senior Indebtedness in accordance with the provisions of this Agreement. Senior Lender shall have no obligation or duty to protect the Subordinated Lender's rights of subrogation arising pursuant to this Agreement or under any applicable law, nor shall Senior Lender be liable for any loss to, or impairment of, any subrogation rights held by the Subordinated Lender.

       18. Notices. For the purposes of this Agreement, written notices shall be sent by U.S. first class mail, postage prepaid; or by U.S. certified mail, return receipt requested, postage prepaid; or by personal delivery; or by facsimile confirmed by the recipient; and addressed to the notified party at its address set forth below:


           If to Senior Lender:     FOOTHILL CAPITAL CORPORATION
                                    2450 Colorado Avenue
                                    Suite 3000 West
                                    Santa Monica, California 90404
                                    Telecopy:  310.453.7413
                                    Attention: Business Finance Division Manager

                with a copy to:     BROBECK, PHLEGER & HARRISON LLP
                                    550 South Hope Street
                                    Los Angeles, California 90071
                                    Telecopy:  213.745.3345
                                    Attention: John Francis Hilson, Esq.


     If to Subordinated Lender:     PEQUOT PRIVATE EQUITY FUND II, L.P.
                                    500 Nyala Farm Road
                                    Westport, Connecticut  06880
                                    Telecopy:  203.291.5563
                                    Attention:  Carol Holley and Amber Tencic

                with copies to:     FutureLink Corp.
                                    2 South Point Drive
                                    Lake Forest, California 92630
                                    Telecopy:  949.672.3117
                                    Attention:  James Sullivan, Esq.

              The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this section, other than notices in connection with Section 9504 or 9505 of the UCC, shall be deemed received on the earlier of the date of actual receipt or 3 days after deposit thereof in the mail. Notices sent in connection with Section 9504 or 9505 of the UCC shall be deemed sent when deposited in the mail or personally delivered, or , where permitted by law, transmitted by telefacsimile or other similar method set forth above.

       19. Costs and Attorneys Fees. In the event it becomes necessary for either Senior Lender or Subordinated Lender to commence or become a party to any proceeding or action to enforce the provisions of this Agreement, the court or body before which the same shall be tried shall award to the prevailing party all costs and expenses thereof, including, but not limited to, reasonable attorneys' fees, the usual and customary and lawfully recoverable court costs, and all other expenses in connection therewith.

       20. Consent to Jurisdiction; Additional Waivers. Subordinated Lender and Senior Lender each consent to the jurisdiction of any state or federal court located within the County of Los Angeles, California; provided, however, that any suit seeking enforcement against any Collateral or other property may be brought, at Senior Lender's option, in the courts of any jurisdiction where Senior Lender elects to bring such action or where such Collateral or other property may be found. Subordinated Lender waives personal service of any and all process upon it, and consents that all service of process be made in the manner set forth in Section 18 of this Agreement. Subordinated Lender and Senior Lender each waive, to the fullest extent each may effectively do so, any defense or objection based upon forum non conveniens and any defense or objection to venue of any action instituted within the County of Los Angeles, State of California. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT.

       21. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made in the State of California, and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of California.

       22. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties' respective successors and assigns, subject to the provisions hereof.

       23. Integrated Agreement. This Agreement sets forth the entire understanding of the parties with respect to the within matters and may not be modified or amended except upon a writing signed by all parties.

       24. Authority. Each of the parties hereto certifies that such party has all necessary authority to execute this Agreement.

       25. Counterparts. This Agreement may be executed in one or more counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

       26. Headings. The headings contained in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

       27. Severability. Any provision of this Agreement that is prohibited by law or unenforceable shall be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision. To the extent permissible, the parties waive any law that prohibits any provision of this Agreement or renders any provision hereof unenforceable.

       28. Conflicts. To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Subordinated Debt Document, on the other hand, this Agreement shall control and prevail.

       29. Termination. This Agreement shall continue in full force and effect until Obligors have satisfied in full in cash the Senior Indebtedness and the commitments to advance Senior Indebtedness have been terminated.


                  [Remainder of page left intentionally blank]

              IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.



                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation


                                        By: /s/ JOHN NOCITA
                                           -------------------------------------
                                        Name: John Nocita
                                             -----------------------------------
                                        Title: Vice President, Senior Account
                                               Executive
                                              ----------------------------------



                                        PEQUOT PRIVATE EQUITY FUND II, L.P.,
                                        a Delaware limited partnership

                                        By:  Pequot Capital Management, Inc.,
                                             its Investment Manager


                                        By: /s/ KEVIN E. O'BRIEN
                                           -------------------------------------
                                        Name: Kevin E. O'Brien
                                             -----------------------------------
                                        Title: General Counsel
                                              ----------------------------------

                            OBLIGORS' ACKNOWLEDGEMENT

              The undersigned Obligors hereby approve of, and agree and consent to, the foregoing Pequot Subordination Agreement, dated as of April 20, 2001, between Foothill Capital Corporation, a California corporation, and Pequot Equity Fund II, L.P., a Delaware limited partnership (the "Pequot Subordination Agreement"). Unless otherwise defined in this Acknowledgement, terms defined in the Pequot Subordination Agreement have the same meanings when used in this Acknowledgement.

              Each Borrower and Canadian Obligor agrees to be bound by the Pequot Subordination Agreement, and agrees that any default, event of default, or unmatured event of default by any Borrower or Canadian Obligor under any present or future instrument or agreement among Obligors and Subordinated Lender shall constitute an immediate default, event of default, and unmatured event of default under all present and future instruments and agreements among Obligors and Senior Lender. Each Obligor agrees that the Pequot Subordination Agreement may be amended by Senior Lender and Subordinated Lender without notice to, or the consent of, any Obligor.

                                   FUTURELINK CORP., a Delaware corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK MICRO VISIONS CORP., a Delaware corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK ASYNC CORP., a Delaware
                                   corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK PLEASANTON CORP., a Delaware
                                   corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer

                           [signature pages continue]

                                   FUTURELINK MADISON CORP., a Delaware
                                   corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK VSI CORP., a Maryland corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   3045207 NOVA SCOTIA COMPANY, a company
                                   organized under the laws of Nova Scotia

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   1423280 ONTARIO INC., a company organized under the laws of Ontario

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK CANADA CORP., a company organized under the laws of Ontario

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                           [signature pages continue]

                                   FUTURELINK EUROPE LTD., a corporation
                                   organized under the laws of England

                                   By: /s/ YURI M. PASEA
                                      ---------------------------------------
                                   Title: Managing Director (Europe)


                                   KNS HOLDINGS LIMITED, a company organized under the laws of England

                                   By: /s/ YURI M. PASEA
                                      ---------------------------------------
                                   Title: Managing Director (Europe)